Exhibit 99.1

For Immediate Release

Contact:	Ken Bond Oracle Investor Relations 1.650.607.0349 ken.bond@oracle.com	Karen Tillman Oracle Corporate Communications 1.650.607.0326 karen.tillman@oracle.com

ORACLE REPORTS Q1 GAAP EPS UP 20% TO 27 CENTS; NON-GAAP EPS UP 38% TO 42 CENTS

Software New License Sales Up 25%, Total GAAP Revenue Up 48%

REDWOOD SHORES, Calif., September 16, 2010 — Oracle Corporation (NASDAQ: ORCL) today announced fiscal 2011 Q1 GAAP total revenues were up 48% to $7.5 billion, while non-GAAP total revenues were up 50% to $7.6 billion. GAAP new software license revenues were up 25% to $1.3 billion. Both the GAAP and non-GAAP software license updates and product support revenues were up 11% to $3.5 billion. GAAP operating income was up 10% to $1.9 billion, and GAAP operating margin was 26%. Non-GAAP operating income was up 27% to $2.9 billion, and non-GAAP operating margin was 39%. GAAP net income was up 20% to $1.4 billion, while non-GAAP net income was up 38% to $2.1 billion. GAAP earnings per share were $0.27, up 20% compared to last year while non-GAAP earnings per share were up 38% to $0.42. GAAP operating cash flow on a trailing twelve-month basis was $8.8 billion.

“We executed better than expected on both the top and bottom line for the quarter,” said Oracle CFO, Jeff Epstein. “Strong revenue performance plus disciplined business management enabled a 38% increase in non-GAAP earnings per share to $0.42.”

“Our software business grew strongly in all regions with new license sales up 25%,” said Oracle President, Safra Catz. “Our hardware business also grew faster than we expected with Sun Solaris servers and Exadata leading the way.”

“Next week at Oracle OpenWorld we will announce two new high-end systems that combine Sun hardware with Oracle software,” said Oracle President, Mark Hurd. “We will invest over $4 billion in research and development this year, so our already robust product portfolio is only going to get stronger.”

“Our Exadata database machine continued to win new customers in Q1,” said Oracle CEO, Larry Ellison. “The worldwide Exadata pipeline now exceeds $1.5 billion for the full fiscal year.”

In addition, Oracle’s Board of Directors declared a cash dividend of $0.05 per share of outstanding common stock to be paid to stockholders of record as of the close of business on October 6, 2010, with a payment date of November 3, 2010. Future declarations of quarterly dividends and the establishment of future record and payment dates are subject to the final determination of Oracle’s Board of Directors.

Q1 Earnings Conference Call and Webcast

Oracle will hold a conference call and webcast today to discuss these results at 2:00 p.m. Pacific. You may listen to the call by dialing (800) 214-0745 or (913) 643-0950, Passcode: 804992. To access the live webcast of this event, please visit the Oracle Investor Relations website at http://www.oracle.com/investor.

About Oracle

Oracle (NASDAQ: ORCL) is the world’s most complete, open, and integrated business software and hardware systems company. For more information about Oracle, please visit our website at http://www.oracle.com or call Investor Relations at (650) 506-4073.

# # #

Trademarks

Oracle and Java are registered trademarks of Oracle and/or its affiliates. Other names may be trademarks of their respective owners.

“Safe Harbor” Statement: Statements in this press release relating to Oracle’s or its Board of Directors’ future plans, expectations, beliefs, intentions and prospects are “forward-looking statements” and are subject to material risks and uncertainties. Many factors could affect our current expectations and our actual results, and could cause actual results to differ materially. We presently consider the following to be among the important factors that could cause actual results to differ materially from expectations: (1) Economic, political and market conditions, including the recent recession and global economic crisis, can adversely affect our business, results of operations and financial condition, including our revenue growth and profitability, which in turn could adversely affect our stock price. (2) We may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, unanticipated fluctuations in currency exchange rates, delays in delivery of new products or releases or a decline in our renewal rates for software license updates and product support. (3) Our entrance into the hardware systems business may not be successful, and we may fail to achieve our financial forecasts with respect to this new business. (4) We have an active acquisition program and our acquisitions, including our acquisition of Sun Microsystems, may not be successful, may involve unanticipated costs or other integration issues or may disrupt our existing operations. (5) Our international sales and operations subject us to additional risks that can adversely affect our operating results, including risks relating to foreign currency gains and losses and risks relating to compliance with international and U.S. laws that apply to our international operations. (6) Intense competitive forces demand rapid technological advances and frequent new product introductions and could require us to reduce prices or cause us to lose customers. (7) If we are unable to develop new or sufficiently differentiated products and services, or to enhance and improve our products and support services in a timely manner or to position and/or price our products and services to meet market demand, customers may not buy new software licenses or hardware systems products or purchase or renew support contracts. A detailed discussion of these factors and other risks that affect our business is contained in our SEC filings, including our most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” Copies of these filings are available online from the SEC or by contacting Oracle Corporation’s Investor Relations Department at (650) 506-4073 or by clicking on SEC Filings on Oracle’s Investor Relations website at http://www.oracle.com/investor. All information set forth in this press release is current as of September 16, 2010. Oracle undertakes no duty to update any statement in light of new information or future events.

ORACLE CORPORATION

Q1 FISCAL 2011 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three Months Ended August 31,				% Increase in US $	% Increase in Constant Currency (1)
	2010	% of Revenues	2009	% of Revenues
REVENUES
New software licenses	$1,286	17%	$1,028	20%	25%	25%
Software license updates and product support	3,450	46%	3,117	62%	11%	12%

Software Revenues	4,736	63%	4,145	82%	14%	15%

Hardware systems products	1,079	15%	—	0%	*	*
Hardware systems support	619	8%	—	0%	*	*

Hardware Systems Revenues	1,698	23%	—	0%	*	*

Services	1,068	14%	909	18%	18%	18%

Total Revenues	7,502	100%	5,054	100%	48%	49%

OPERATING EXPENSES
Sales and marketing	1,333	18%	960	19%	39%	40%
Software license updates and product support	308	4%	226	4%	36%	37%
Hardware systems products	557	7%	—	0%	*	*
Hardware systems support	301	4%	—	0%	*	*
Services	896	12%	782	16%	15%	16%
Research and development	1,103	15%	660	13%	67%	67%
General and administrative	272	4%	201	4%	36%	36%
Amortization of intangible assets	603	8%	431	9%	40%	40%
Acquisition related and other	83	1%	6	0%	1,356%	1,095%
Restructuring	129	1%	48	1%	168%	176%

Total Operating Expenses	5,585	74%	3,314	66%	69%	69%

OPERATING INCOME	1,917	26%	1,740	34%	10%	11%
Interest expense	(196)	(3%)	(179)	(3%)	9%	9%
Non-operating income, net	74	1%	1	0%	*	*

INCOME BEFORE PROVISION FOR INCOME TAXES	1,795	24%	1,562	31%	15%	16%

Provision for income taxes	443	6%	438	9%	1%	2%

NET INCOME	$1,352	18%	$1,124	22%	20%	21%

EARNINGS PER SHARE:
Basic	$0.27		$0.22
Diluted	$0.27		$0.22
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	5,026		5,009
Diluted	5,083		5,063
(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2010, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. Movements in international currencies relative to the United States dollar during the three months ended August 31, 2010 compared with the corresponding prior year period decreased our revenues and operating income, each by 1 percentage point.

*	Not meaningful

ORACLE CORPORATION

Q1 FISCAL 2011 FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Three Months Ended August 31,						% Increase (Decrease) in US $		% Increase (Decrease) in Constant Currency (2)
	2010		2010	2009		2009	GAAP	Non-GAAP	GAAP	Non-GAAP
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
TOTAL REVENUES (3) (4)	$7,502	$86	$7,588	$5,054	$9	$5,063	48%	50%	49%	51%
TOTAL SOFTWARE REVENUES (3)	$4,736	$25	$4,761	$4,145	$9	$4,154	14%	15%	15%	16%
New software licenses	1,286	—	1,286	1,028	—	1,028	25%	25%	25%	25%
Software license updates and product support (3)	3,450	25	3,475	3,117	9	3,126	11%	11%	12%	12%

TOTAL HARDWARE SYSTEMS REVENUES (4)	$1,698	$61	$1,759	$—	$—	$—	*	*	*	*
Hardware systems products	1,079	—	1,079	—	—	—	*	*	*	*
Hardware systems support (4)	619	61	680	—	—	—	*	*	*	*

TOTAL OPERATING EXPENSES	$5,585	$(944)	$4,641	$3,314	$(569)	$2,745	69%	69%	69%	70%
Stock-based compensation (5)	129	(129)	—	84	(84)	—	54%	*	54%	*
Amortization of intangible assets (6)	603	(603)	—	431	(431)	—	40%	*	40%	*
Acquisition related and other	83	(83)	—	6	(6)	—	1,356%	*	1,095%	*
Restructuring	129	(129)	—	48	(48)	—	168%	*	176%	*

OPERATING INCOME	$1,917	$1,030	$2,947	$1,740	$578	$2,318	10%	27%	11%	28%

OPERATING MARGIN %	26%		39%	34%		46%	(888) bp	(694) bp	(881) bp	(693) bp

INCOME TAX EFFECTS (7)	$443	$253	$696	$438	$162	$600	1%	16%	2%	17%

NET INCOME	$1,352	$777	$2,129	$1,124	$416	$1,540	20%	38%	21%	39%

DILUTED EARNINGS PER SHARE	$0.27		$0.42	$0.22		$0.30	20%	38%	21%	39%

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	5,083	—	5,083	5,063	—	5,063	0%	0%	0%	0%

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2010, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	As of August 31, 2010, approximately $46 million, $19 million and $7 million in estimated revenues related to assumed software support contracts will not be recognized for the remainder of fiscal 2011, fiscal 2012 and fiscal 2013, respectively, due to business combination accounting rules.

(4)	As of August 31, 2010, approximately $87 million, $35 million and $11 million in estimated revenues related to hardware systems support contracts will not be recognized for the remainder of fiscal 2011, fiscal 2012 and fiscal 2013, respectively, due to business combination accounting rules.

(5)	Stock-based compensation is included in the following GAAP operating expense categories:

	Three Months Ended			Three Months Ended
	August 31, 2010			August 31, 2009
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
Sales and marketing	$23	$(23)	$—	$16	$(16)	$—
Software license updates and product support	5	(5)	—	4	(4)	—
Hardware systems products	1	(1)	—	—	—	—
Hardware systems support	1	(1)	—	—	—	—
Services	4	(4)	—	3	(3)	—
Research and development	59	(59)	—	32	(32)	—
General and administrative	36	(36)	—	29	(29)	—

Subtotal	129	(129)	—	84	(84)	—

Acquisition related and other	1	(1)	—	—	—	—

Total stock-based compensation	$130	$(130)	$—	$84	$(84)	$—

(6)	Estimated future annual amortization expense related to intangible assets as of August 31, 2010 is as follows:

Remainder of Fiscal 2011	$1,740
Fiscal 2012	2,074
Fiscal 2013	1,705
Fiscal 2014	1,408
Fiscal 2015	1,058
Fiscal 2016	575
Thereafter	190

Total intangible assets subject to amortization	8,750
In-process research and development	374

Total intangible assets, net	$9,124

(7)	Income tax effects were calculated reflecting an effective GAAP and non-GAAP tax rate of 24.7% and 28.0% in the first quarter of fiscal 2011 and 2010, respectively.

*	Not meaningful

ORACLE CORPORATION

Q1 FISCAL 2011 FINANCIAL RESULTS

CONDENSED CONSOLIDATED BALANCE SHEETS

($ in millions)

	August 31, 2010	May 31, 2010
ASSETS
Current Assets:
Cash and cash equivalents	$12,018	$9,914
Marketable securities	11,619	8,555
Trade receivables, net	3,721	5,585
Inventories	235	259
Deferred tax assets	1,142	1,159
Prepaid expenses and other current assets	1,529	1,532

Total Current Assets	30,264	27,004

Non-Current Assets:
Property, plant and equipment, net	2,835	2,763
Intangible assets, net	9,124	9,321
Goodwill	20,901	20,425
Deferred tax assets	1,119	1,267
Other assets	1,012	798

Total Non-Current Assets	34,991	34,574

TOTAL ASSETS	$65,255	$61,578

LIABILITIES AND EQUITY
Current Liabilities:
Notes payable, current and other current borrowings	$2,260	$3,145
Accounts payable	706	775
Accrued compensation and related benefits	1,438	1,895
Deferred revenues	6,903	5,900
Other current liabilities	2,493	2,976

Total Current Liabilities	13,800	14,691

Non-Current Liabilities:
Notes payable and other non-current borrowings	14,778	11,510
Income taxes payable	2,679	2,695
Deferred tax liabilities	349	424
Other non-current liabilities	1,137	1,059

Total Non-Current Liabilities	18,943	15,688

Equity	32,512	31,199

TOTAL LIABILITIES AND EQUITY	$65,255	$61,578

ORACLE CORPORATION

Q1 FISCAL 2011 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Three Months Ended August 31,
	2010	2009
Cash Flows From Operating Activities:
Net income	$1,352	$1,124
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	99	61
Amortization of intangible assets	603	431
Deferred income taxes	(15)	(75)
Stock-based compensation	130	84
Tax benefits on the exercise of stock options and vesting of restricted stock-based awards	24	51
Excess tax benefits on the exercise of stock options and vesting of restricted stock-based awards	(10)	(30)
Other, net	26	40
Changes in operating assets and liabilities, net of effects from acquisitions:
Decrease in trade receivables, net	1,942	1,870
Decrease in inventories	11	—
Decrease in prepaid expenses and other assets	348	251
Decrease in accounts payable and other liabilities	(898)	(642)
Decrease in income taxes payable	(529)	(9)
Increase in deferred revenues	734	582

Net cash provided by operating activities	3,817	3,738

Cash Flows From Investing Activities:
Purchases of marketable securities and other investments	(7,650)	(2,760)
Proceeds from maturities and sales of marketable securities and other investments	4,684	1,947
Acquisitions, net of cash acquired	(832)	(79)
Capital expenditures	(118)	(55)

Net cash used for investing activities	(3,916)	(947)

Cash Flows From Financing Activities:
Payments for repurchases of common stock	(249)	(244)
Proceeds from issuances of common stock	169	247
Payment of dividends to stockholders	(251)	(251)
Proceeds from borrowings, net of issuance costs	3,204	4,461
Repayments of borrowings	(885)	—
Excess tax benefits on the exercise of stock options and vesting of restricted stock-based awards	10	30
Distributions to noncontrolling interests	(38)	(34)

Net cash provided by financing activities	1,960	4,209

Effect of exchange rate changes on cash and cash equivalents	243	103

Net increase in cash and cash equivalents	2,104	7,103

Cash and cash equivalents at beginning of period	9,914	8,995

Cash and cash equivalents at end of period	$12,018	$16,098

ORACLE CORPORATION

Q1 FISCAL 2011 FINANCIAL RESULTS

FREE CASH FLOW—TRAILING 4-QUARTERS (1)

($ in millions)

	Fiscal 2010				Fiscal 2011
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
GAAP Operating Cash Flow	$8,753	$8,654	$8,178	$8,681	$8,760
Capital Expenditures (2)	(261)	(230)	(199)	(230)	(293)

Free Cash Flow	$8,492	$8,424	$7,979	$8,451	$8,467

% Growth over prior year	14%	11%	0%	9%	0%

GAAP Net Income	$5,640	$5,802	$5,663	$6,135	$6,363
Free Cash Flow as a % of Net Income	151%	145%	141%	138%	133%

(1)	To supplement our statements of cash flows presented on a GAAP basis, we use non-GAAP measures of cash flows on a trailing 4-quarter basis to analyze cash flow generated from operations. We believe free cash flow is also useful as one of the bases for comparing our performance with our competitors. The presentation of non-GAAP free cash flow is not meant to be considered in isolation or as an alternative to net income as an indicator of our performance, or as an alternative to cash flows from operating activities as a measure of liquidity.

(2)	Represents capital expenditures as reported in cash flows from investing activities on our cash flow statements presented in accordance with GAAP.

ORACLE CORPORATION

Q1 FISCAL 2011 FINANCIAL RESULTS

SUPPLEMENTAL ANALYSIS OF GAAP REVENUES AND HEADCOUNT (1)

($ in millions)

	Fiscal 2010										Fiscal 2011
	Q1		Q2		Q3		Q4		TOTAL		Q1	Q2	Q3	Q4	TOTAL

REVENUES
New software licenses	$1,028		$1,653		$1,718		$3,135		$7,533		$1,286				$1,286
Software license updates and product support	3,117		3,247		3,297		3,431		13,092		3,450				3,450

Software Revenues	4,145		4,900		5,015		6,566		20,625		4,736				4,736
Hardware systems products	—		—		273		1,233		1,506		1,079				1,079
Hardware systems support	—		—		185		598		784		619				619

Hardware Systems Revenues	—		—		458		1,831		2,290		1,698				1,698
Consulting	663		692		651		713		2,720		666				666
On Demand	180		188		211		295		874		321				321
Education	66		78		69		100		311		81				81

Services Revenues	909		958		931		1,108		3,905		1,068				1,068

Total Revenues	$5,054		$5,858		$6,404		$9,505		$26,820		$7,502				$7,502

AS REPORTED REVENUE GROWTH RATES
New software licenses	(17%	)	2%		13%		14%		6%		25%				25%
Software license updates and product support	6%		14%		13%		12%		11%		11%				11%
Software Revenues	(1%	)	9%		13%		13%		9%		14%				14%
Hardware systems products	*		*		*		*		*		*				*
Hardware systems support	*		*		*		*		*		*				*
Hardware Systems Revenues	*		*		*		*		*		*				*
Consulting	(23%	)	(18%	)	(14%	)	(9%	)	(16%	)	0%				0%
On Demand	(8%	)	(1%	)	10%		45%		12%		78%				78%
Education	(34%	)	(22%	)	(4%	)	26%		(11%	)	24%				24%
Services Revenues	(22%	)	(15%	)	(9%	)	4%		(11%	)	18%				18%
Total Revenues	(5%	)	4%		17%		39%		15%		48%				48%

CONSTANT CURRENCY GROWTH RATES (2)
New software licenses	(14%	)	(5%	)	8%		15%		4%		25%				25%
Software license updates and product support	11%		9%		8%		11%		10%		12%				12%
Software Revenues	4%		4%		8%		13%		8%		15%				15%
Hardware systems products	*		*		*		*		*		*				*
Hardware systems support	*		*		*		*		*		*				*
Hardware Systems Revenues	*		*		*		*		*		*				*
Consulting	(19%	)	(22%	)	(18%	)	(10%	)	(17%	)	1%				1%
On Demand	(3%	)	(4%	)	6%		44%		11%		80%				80%
Education	(30%	)	(26%	)	(8%	)	24%		(12%	)	24%				24%
Services Revenues	(18%	)	(19%	)	(13%	)	3%		(12%	)	18%				18%
Total Revenues	(1%	)	0%		12%		38%		14%		49%				49%

GEOGRAPHIC REVENUES

REVENUES
Americas	$2,671		$2,979		$3,284		$4,886		$13,819		$3,904				$3,904
Europe, Middle East & Africa	1,642		1,976		2,167		3,153		8,938		2,381				2,381
Asia Pacific	741		903		953		1,466		4,063		1,217				1,217

Total Revenues	$5,054		$5,858		$6,404		$9,505		$26,820		$7,502				$7,502

HEADCOUNT

GEOGRAPHIC AREA
Americas	32,034		31,849		44,554		43,968				44,494				44,494
Europe, Middle East & Africa	16,839		16,491		23,566		23,040				22,886				22,886
Asia Pacific	35,766		35,026		38,372		37,561				37,856				37,856

Total Company	84,639		83,366		106,492		104,569				105,236				105,236

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2010 and 2009 for the fiscal 2011 and fiscal 2010 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

*	Not meaningful

ORACLE CORPORATION

Q1 FISCAL 2011 FINANCIAL RESULTS

SUPPLEMENTAL TOTAL SOFTWARE PRODUCT REVENUE ANALYSIS (1)

($ in millions)

	Fiscal 2010					Fiscal 2011
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL
SOFTWARE REVENUES

DATABASE & MIDDLEWARE REVENUES
New software licenses	$711	$1,175	$1,241	$2,280	$5,406	$937				$937
Software license updates and product support	2,065	2,131	2,191	2,309	8,696	2,316				2,316

Database and Middleware Revenues	$2,776	$3,306	$3,432	$4,589	$14,102	$3,253				$3,253

AS REPORTED GROWTH RATES
New software licenses	(22%)	1%	11%	18%	6%	32%				32%
Software license updates and product support	9%	16%	14%	15%	14%	12%				12%
Database and Middleware Revenues	(1%)	10%	13%	16%	10%	17%				17%
CONSTANT CURRENCY GROWTH RATES (2)
New software licenses	(19%)	(5%)	5%	18%	4%	32%				32%
Software license updates and product support	14%	12%	9%	13%	12%	13%				13%
Database and Middleware Revenues	4%	5%	8%	16%	9%	18%				18%

APPLICATIONS REVENUES
New software licenses	$317	$478	$477	$855	$2,127	$349				$349
Software license updates and product support	1,052	1,116	1,106	1,122	4,396	1,134				1,134

Applications Revenues	$1,369	$1,594	$1,583	$1,977	$6,523	$1,483				$1,483

AS REPORTED GROWTH RATES
New software licenses	(4%)	2%	21%	6%	6%	10%				10%
Software license updates and product support	1%	10%	10%	8%	7%	8%				8%
Applications Revenues	0%	7%	13%	7%	7%	8%				8%
CONSTANT CURRENCY GROWTH RATES (2)
New software licenses	0%	(3%)	15%	7%	5%	10%				10%
Software license updates and product support	6%	6%	5%	6%	6%	9%				9%
Applications Revenues	4%	3%	8%	6%	5%	9%				9%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2010 and 2009 for the fiscal 2011 and fiscal 2010 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

ORACLE CORPORATION

Q1 FISCAL 2011 FINANCIAL RESULTS

SUPPLEMENTAL GEOGRAPHIC NEW SOFTWARE LICENSE AND HARDWARE SYSTEMS PRODUCTS REVENUES ANALYSIS (1)

($ in millions)

	Fiscal 2010					Fiscal 2011
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL

AMERICAS
Database & Middleware	$310	$492	$540	$1,123	$2,465	$446				$446
Applications	185	286	283	485	1,239	212				212

New Software License Revenues	$495	$778	$823	$1,608	$3,704	$658				$658

Hardware Systems Products Revenues	$—	$—	$131	$617	$747	$543				$543

AS REPORTED GROWTH RATES
Database & Middleware	(12%)	4%	20%	34%	17%	44%				44%
Applications	2%	2%	26%	16%	12%	14%				14%
New Software License Revenues	(7%)	4%	22%	28%	15%	33%				33%
Hardware Systems Products Revenues	*	*	*	*	*	*				*
CONSTANT CURRENCY GROWTH RATES (2)
Database & Middleware	(11%)	2%	16%	32%	15%	43%				43%
Applications	6%	1%	23%	15%	11%	14%				14%
New Software License Revenues	(5%)	1%	18%	26%	14%	32%				32%
Hardware Systems Products Revenues	*	*	*	*	*	*				*

EUROPE / MIDDLE EAST / AFRICA
Database & Middleware	$224	$429	$456	$751	$1,859	$279				$279
Applications	90	119	134	261	604	73				73

New Software License Revenues	$314	$548	$590	$1,012	$2,463	$352				$352

Hardware Systems Products Revenues	$—	$—	$95	$390	$485	$338				$338

AS REPORTED GROWTH RATES
Database & Middleware	(31%)	(1%)	2%	(1%)	(5%)	25%				25%
Applications	(5%)	(6%)	7%	(7%)	(4%)	(19%)				(19%)
New Software License Revenues	(25%)	(2%)	3%	(3%)	(5%)	12%				12%
Hardware Systems Products Revenues	*	*	*	*	*	*				*
CONSTANT CURRENCY GROWTH RATES (2)
Database & Middleware	(26%)	(10%)	(3%)	6%	(5%)	32%				32%
Applications	3%	(14%)	1%	(2%)	(3%)	(16%)				(16%)
New Software License Revenues	(20%)	(11%)	(2%)	4%	(4%)	18%				18%
Hardware Systems Products Revenues	*	*	*	*	*	*				*

ASIA PACIFIC
Database & Middleware	$177	$254	$245	$406	$1,082	$212				$212
Applications	42	73	60	109	284	64				64

New Software License Revenues	$219	$327	$305	$515	$1,366	$276				$276

Hardware Systems Products Revenues	$—	$—	$47	$226	$274	$198				$198

AS REPORTED GROWTH RATES
Database & Middleware	(22%)	0%	9%	19%	3%	19%				19%
Applications	(24%)	17%	29%	2%	5%	54%				54%
New Software License Revenues	(22%)	3%	12%	15%	4%	26%				26%
Hardware Systems Products Revenues	*	*	*	*	*	*				*
CONSTANT CURRENCY GROWTH RATES (2)
Database & Middleware	(22%)	(10%)	1%	14%	(3%)	13%				13%
Applications	(23%)	2%	16%	(3%)	(2%)	47%				47%
New Software License Revenues	(22%)	(8%)	4%	10%	(3%)	19%				19%
Hardware Systems Products Revenues	*	*	*	*	*	*				*

TOTAL COMPANY
Database & Middleware	$711	$1,175	$1,241	$2,280	$5,406	$937				$937
Applications	317	478	477	855	2,127	349				349

New Software License Revenues	$1,028	$1,653	$1,718	$3,135	$7,533	$1,286				$1,286

Hardware Systems Products Revenues	$—	$—	$273	$1,233	$1,506	$1,079				$1,079

AS REPORTED GROWTH RATES
Database & Middleware	(22%)	1%	11%	18%	6%	32%				32%
Applications	(4%)	2%	21%	6%	6%	10%				10%
New Software License Revenues	(17%)	2%	13%	14%	6%	25%				25%
Hardware Systems Products Revenues	*	*	*	*	*	*				*
CONSTANT CURRENCY GROWTH RATES (2)
Database & Middleware	(19%)	(5%)	5%	18%	4%	32%				32%
Applications	0%	(3%)	15%	7%	5%	10%				10%
New Software License Revenues	(14%)	(5%)	8%	15%	4%	25%				25%
Hardware Systems Products Revenues	*	*	*	*	*	*				*

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2010 and 2009 for the fiscal 2011 and fiscal 2010 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

*	Not meaningful

APPENDIX A

ORACLE CORPORATION

Q1 FISCAL 2011 FINANCIAL RESULTS

EXPLANATION OF NON-GAAP MEASURES

To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which exclude certain business combination accounting entries and expenses related to acquisitions, as well as other significant expenses including stock-based compensation, that we believe are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on these non-GAAP measures. Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:

•	Software license updates and product support and hardware systems support deferred revenues: Business combination accounting rules require us to account for the fair values of software license updates and product support contracts and hardware systems support contracts assumed in connection with our acquisitions. Because these support contracts are typically one year in duration, our GAAP revenues for the one year period subsequent to our acquisition of a business do not reflect the full amount of support revenues on these assumed support contracts that would have otherwise been recorded by the acquired entity. The non-GAAP adjustment to our software license updates and product support revenues and hardware systems support revenues is intended to include, and thus reflect, the full amount of such revenues. We believe the adjustment to these support revenues is useful to investors as a measure of the ongoing performance of our business. We have historically experienced high renewal rates on our software license updates and product support contracts and our objective is to increase the renewal rates on acquired and new hardware systems support contracts; however, we cannot be certain that our customers will renew our software license updates and product support contracts or our hardware systems support contracts.

•	Stock-based compensation expenses: We have excluded the effect of stock-based compensation expenses from our non-GAAP operating expenses and net income measures. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.

•	Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our non-GAAP operating expenses and net income measures. Amortization of intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of our acquisitions. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of intangible assets will recur in future periods.

•	Acquisition related and other expenses; and restructuring expenses: We have excluded the effect of acquisition related and other expenses and the effect of restructuring expenses from our non-GAAP operating expenses and net income measures. We incurred significant expenses in connection with our acquisitions and also incurred certain other operating expenses or income, which we generally would not have otherwise incurred in the periods presented as a part of our continuing operations. Acquisition related and other expenses consist of personnel related costs for transitional employees, other acquired employee related costs, stock-based compensation expenses (in addition to the stock-based compensation expenses described above), integration related professional services, certain business combination adjustments after the measurement period has ended and certain other operating expenses, net. Substantially all of the stock-based compensation expenses included in acquisition related and other expenses resulted from unvested options assumed in acquisitions whose vesting was fully accelerated upon termination of the employees pursuant to the original terms of those options. Restructuring expenses consist of employee severance and other exit costs. We believe it is useful for investors to understand the effects of these items on our total operating expenses. Although acquisition related expenses and restructuring expenses generally diminish over time with respect to past acquisitions, we generally will incur these expenses in connection with any future acquisitions.